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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2002

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                                 FIRSTMARK CORP.
             (Exact name of registrant as specified in its charter)


                Maine                     000-20806             01-0389195
   (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation or organization)        File Number)        Identification No.)

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                   2700 Via Fortuna, Suite 600, Austin, Texas
                 78746 (Address of principal executive offices,
                               including zip code)

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       Registrant's telephone number, including area code: (512) 306-8222

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Item 5. Other Events and Regulation FD Disclosure.

     As previously described in our current report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2002, on August 27, 2002, the United States District Court for the District of Maine (the "Court"), upon the request of Mr. Coogan and Ms. Coogan, and with the consent the Company and the John J. Gorman, Arch Aplin, III, Charles H. Meyer and Robert J. Ellis (the "Former Directors"), entered a preliminary injunction and order to enjoin the Former Directors (1) from taking any action to challenge the record date for the Annual Meeting as the close of business August 9, 2002 (the "Record Date") for the substitute annual meeting of the Company (the "Annual Meeting") or the Notice of the Substitute Annual Meeting dated August 2, 2002 (the "Notice"); and
(2) from taking any action to challenge or change the date of the Annual Meeting, or any date to which the meeting is subsequently adjourned (the "Order"). The Order also enjoined Messrs. Aplin and Ellis, and any person holding any proxy with respect to the Aplin Shares and the Ellis Shares, from voting the Aplin Shares and the Ellis Shares at the Annual Meeting. In addition, the Court ordered that the Aplin Shares and Ellis Shares are not to be deemed outstanding as of the Record Date. The parties consented to the Order, and the Former Directors resigned, pursuant to a settlement agreement (the "Settlement Agreement"), which settlement agreement also calls for the payment by the Company of $75,000 to Mr. Ellis following return of the Ellis shares to the Company, payment by the Company of $25,000 to Mr. Aplin following return of the Aplin shares to the Company, and the filing, after the Annual Meeting, by Mr. Coogan and Ms. Coogan, in her capacity as trustee of The H. William Coogan Irrevocable Trust, of a motion to dismiss their complaint without prejudice.

     A copy of the Settlement Agreement together with the related Order are included herewith and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          10.1 Settlement Agreement dated August 23, 2002, by and among H. William Coogan, Jr., Susan C. Coogan, as Trustee of the H. William Coogan Irrevocable Trust, John J. Gorman, Arch Aplin, III, Charles H. Mayer, Robert J. Ellis and Firstmark Corp. together with the related Order defined above.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRSTMARK CORP.


                                     By:   /s/ H. William Coogan, Jr.
                                         ----------------------------------
                                           H. William Coogan, Jr.
                                           President and Chief Executive Officer


September 13, 2002

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                                  EXHIBIT INDEX

Exhibit

10.1 Settlement Agreement dated August 23, 2002, by and among H. William Coogan, Jr., Susan C. Coogan, as Trustee of the H. William Coogan Irrevocable Trust, John J. Gorman, Arch Aplin, III, Charles H. Mayer, Robert J. Ellis and Firstmark Corp. together with the related Order.